UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2006


                          GENTIVA HEALTH SERVICES, INC.
               (Exact Name Of Registrant As Specified In Charter)


        Delaware                    1-15669               36-4335801
(State of Incorporation)     (Commission File No.)      (I.R.S. Employer
                                                       Identification No.)

                       3 Huntington Quadrangle, Suite 200S
                          Melville, New York 11747-4627
          (Address of principal executive offices, including zip code)

                                 (631) 501-7000
              (Registrant's telephone number, including area code)

                                 Not applicable
             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.
            ------------------------

Representatives of Gentiva Health Services, Inc. (the "Company") may disclose the commitment letter, dated January 4, 2006, among the Company, Lehman Commercial Paper Inc. and Lehman Brothers Inc., to certain lending institutions in connection with the proposed syndication of the credit facilities described therein. A copy of the commitment letter agreement is attached hereto as Exhibit 99.1.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Item 9 and Exhibit 99.1 shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(d)

Exhibit   Description
-------   -----------

 99.1 Commitment Letter, dated January 4, 2006, among Gentiva Health Services, Inc., Lehman Commercial Paper Inc. and Lehman Brothers Inc.



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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENTIVA HEALTH SERVICES, INC.

Date: January 31, 2006                  /s/ John R. Potapchuk
                                       -----------------------------------------
                                       John R. Potapchuk
                                       Senior Vice President and Chief Financial
                                       Officer







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
                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
 99.1          Commitment Letter, dated January 4, 2006, among Gentiva Health
               Services, Inc., Lehman Commercial Paper Inc. and Lehman Brothers
               Inc.









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